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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)  June 27, 2001


                          SALIX PHARMACEUTICALS, LTD.
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            (Exact name of registrant as specified in its charter)


                            British Virgin Islands
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                 (State or other jurisdiction of incorporation)


              000-23265                                94-3267443
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      (Commission file Number)                   (IRS Employer ID Number)


8540 Colonnade Center Drive, Suite 501, Raleigh, North Carolina       27615
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         (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code      (919) 862-1000
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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     On June 27, 2001, Salix Pharmaceuticals announced that it will make a presentation at a conference to be held by First Union Securities on June 28, 2001.

     A copy of this press release is attached as an exhibit.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              SALIX PHARMACEUTICALS, LTD.



Date: June 27, 2001           By:  /s/   Adam C. Derbyshire
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                                  Adam C. Derbyshire
                                  Vice President and
                                  Chief Financial Officer